UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 9, 2023
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 9, 2023, The Oncology Institute, Inc. (the "Company") filed a Current Report on Form 8-K furnishing under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results for the fourth quarter and fiscal year ended December 31, 2022 (the “Original Filing”). The full text of the press release was included as Exhibit 99.1 to the Original Filing.

The purpose of this Current Report on Form 8-K/A (“Amendment No. 1”) is solely to reflect the adjustments made by the Company while finalizing its financial statements for inclusion in its Annual Report on Form 10-K for the year ended December 31, 2022, which are largely related to the tax effects of goodwill impairment charges incurred during the year ended December 31, 2022.

Item 2.02. Results of Operations and Financial Condition

The Company is filing this Amendment No. 1 to the Original Filing, including the earnings press release that was furnished as Exhibit 99.1 thereto announcing results for the fourth quarter and fiscal year 2022 (the “Original Press Release”). Attached as Exhibit 99.1 to this Amendment No. 1 is an updated earnings press release announced by the Company on March 16, 2023 reflecting adjustments to the presentation of the Company’s “Adjusted EBITDA Reconciliation”, “Consolidated Balance Sheets”, “Consolidated Statements of Operations” and “Consolidated Statements of Cash Flows.” The following is a summary of the adjustments.

The Company recorded adjustments to its “goodwill impairment charges” and “income tax benefit” line items on the “Consolidated Statements of Operations” for the fourth quarter and year ended December 31, 2022 resulting from the simultaneous equation from tax deductible goodwill, resulting in a $1.5 million increase to the Company’s net loss for the fourth quarter ended December 31, 2022 and a $1.5 million decrease to the Company’s net income for the year ended December 31, 2022. The Company also adjusted the balances of “other receivables,” “goodwill,” “income taxes payable” "accrued expenses and other current liabilities", “deferred income taxes liability”, and "accumulated deficit" on the “Consolidated Balance Sheets” as of December 31, 2022 as well as the related reconciling items in the Company’s “Consolidated Statements of Cash Flows” for the fourth quarter and year ended December 31, 2022.

The information contained in Items 2.02 of this Current Report and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release issued by The Oncology Institute, Inc. on March 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2023

The Oncology Institute, Inc.

By:	/s/ Mihir Shah
Name:	Mihir Shah
Title:	Chief Financial Officer